UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 4, 2004

(Date of earliest event reported)

TIVO INC.

(exact name of registrant as specified in its charter)

Delaware	Commission File:	77-0463167
(State or other jurisdiction of incorporation or organization)	000-27141	(I.R.S. Employer Identification No.)

2160 Gold Street

P.O. Box 2160

Alviso, California 95002

(Address of Principal executive offices, including zip code)

(408) 519-9100

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On June 4, 2004 we announced the resignation of Eddy Hartenstein from our Board of Directors. Our Board of Directors has chosen to reduce the number of Board seats from eleven to ten.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVO INC.

Date: June 4, 2004	By:	/s/ David H. Courtney
David H. Courtney
Chief Financial Officer and Executive Vice President, Worldwide Operations and Administration
(Principal Financial and Accounting Officer)